UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549





                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 28, 2004


                        N-VIRO INTERNATIONAL CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


     DELAWARE                  0-21802         34-1741211
  (STATE  OR  OTHER         (COMMISSION     (IRS  EMPLOYER
     JURISDICTION           FILE  NUMBER)  IDENTIFICATION  NO.)
  OF  INCORPORATION)


     3450  W.  CENTRAL  AVENUE,  SUITE  328
     TOLEDO,  OHIO                                            43606
     (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)          (ZIP  CODE)


         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (419) 535-6374









ITEM  5.     OTHER  EVENTS

N-Viro International Corporation announced today in a press release that the Company is renegotiating its contract with the City of Toledo, which is attached as Exhibit 99.1.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION

Dated:          May  28,  2004          By:           /s/  James  K.  McHugh
                --------------                  ----------------------------
                                                           James  K.  McHugh
                                                   Chief  Financial  Officer